UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date Of Earliest Event Reported): February 21, 2007

COMMISSION FILE NO.: 000-32885

PEDIATRIC PROSTHETICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

IDAHO	68-0566694
(State Or Other Jurisdiction	(IRS Employer Identification No.)
Of Incorporation)

12926 WILLOW CHASE DRIVE, HOUSTON, TEXAS 77070
(Address Of Principal Executive Offices)

(281) 897-1108
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about February 16, 2007 (the "Second Closing"), Pediatric Prosthetics, Inc. (the "Company," "we," and "us") sold an aggregate of $400,000 in Callable Secured Convertible Notes (“Debentures”), to AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC (each a "Purchaser" and collectively the "Purchasers"). The sale of the Debentures represented the second tranche of funding in connection with our Securities Purchase Agreement ("Purchase Agreement") entered into with the Purchasers on May 30, 2006, pursuant to which the Purchasers agreed to purchase $1,500,000 in convertible debt financing. Pursuant to the Securities Purchase Agreement, we agreed to sell the investors $1,500,000 in Callable Secured Convertible Notes (the "Debentures"), which were to be payable in three tranches, $600,000 of which was received by the Company on or around May 31, 2006, in connection with the entry into the Securities Purchase Agreement; $400,000 upon the filing of a registration statement to register shares of common stock which the Debentures are convertible into, which registration statement was filed with the Commission on February 9, 2007, and which funding was received February 21, 2007; and $500,000 upon the effectiveness of such registration statement, which has not occurred to date. In connection with the Purchase Agreement, we also issued the Purchasers warrants to purchase an aggregate of 50,000,000 shares of our common stock at an exercise price of $0.10 per share (the "Warrants").

The Debentures are convertible into our common stock at a 50% discount to the then trading value of our common stock, and bear interest at the rate of six percent (6%) per annum, payable quarterly in arrears, provided that no interest shall be due and payable for any month in which the trading value of our common stock is greater than $0.10375 for each day that our common stock trades. Any amounts not paid under the Debentures when due bear interest at the rate of fifteen percent (15%) per annum until paid.

Furthermore, the Purchasers have agreed to limit their conversions of the Debentures to no more than the greater of (1) $80,000 per calendar month; or (2) the average daily volume calculated during the ten business days prior to a conversion, per conversion.

Pursuant to the Debentures, the Conversion Price is automatically adjusted if, while the Debentures are outstanding, we issue or sell, any shares of common stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price then in effect, with the consideration paid per share, if any being equal to the new Conversion Price; provided however, that each Purchaser has agreed to not convert any amount of principal or interest into shares of common stock, if, as a result of such conversion, such Purchaser and affiliates of such Purchaser will hold more than 4.99% of our outstanding common stock.

Upon the occurrence of and during the continuance of an Event of Default under the Debentures (as defined and described in the Debentures), the Purchasers can make the Debentures immediately due and payable, and can make us pay the greater of (a) 130% of the total remaining outstanding principal amount of the Debentures, plus accrued and unpaid interest thereunder,  or (b) the total dollar value  of the number of shares of common stock which the funds referenced in section (a) would be convertible into (as calculated in the Debentures), multiplied by the highest closing price for our common stock during the period we are in default. If we fail to pay the Purchasers such amount within five (5) days of the date such amount is due, the Purchasers can require us to pay them in the number of shares of common stock the greater of (a) or (b) is convertible into at the Conversion Rate then in effect.

Pursuant to the Debentures, we have the right, assuming (a) no Event of Default has occurred or is continuing, (b) that we have a sufficient number of authorized but unissued shares of common stock, (c) that our common stock is trading at or below $0.20 per share, and (d) that we are then able to prepay the Debentures as provided in the Debentures, to make an optional prepayment of the outstanding amount of the Debentures equal to 130% of the outstanding amount of the Debentures (plus any accrued an unpaid interest thereunder) between 181 and 360 days after the Closing, and 140% thereafter, after giving ten (10) days written notice to the Purchasers.

Additionally, pursuant to the Debentures, we have the right, in the event the average daily price of our common stock for each day of any month the Debentures are outstanding is below $0.20 per share, to prepay a portion of the outstanding principal amount of the Debentures equal to 101% of the principal amount of the Debentures divided by thirty-six (36) plus one month's interest. Additionally, the Purchasers have agreed in the Debentures to not convert any principal or interest into shares of common stock in the event we exercise such prepayment right.

The $400,000 we received from the Purchasers at the Second Closing, in connection with the sales of the Debentures will be distributed as follows (all amounts listed are approximate):

o	$50,000 to Lionheart Associates, LLC doing business as Fairhills Capital ("Lionheart"), as a finder's fee in connection with the funding;

o	$50,000 in legal fees owed to our corporate counsel in connection with the preparation of our Form 10-SB and Form SB-2 registration statements and various other of our public filings;

o
$60,000 in accounting/auditing fees in connection with the audit of and review of our financial statements contained in our Form 10-SB and Form SB-2 registration statements and our other quarterly and annual report filings;

o
$18,000 to OTC Financial Network, as a finder's fee in connection with the funding (we also have agreed to pay OTC Financial Network an additional $9,000 upon the payment of the final tranche of funding by the Purchasers);

o	$5,000 in closing costs associated with the funding;

o	$40,000 to be used by us in connection with the purchase of additional equipment and machinery in connection with the fitting of prosthesises; and

o	$100,000 to be used by us in connection with our continuing marketing and advertising plans (as described in greater detail under “Plan of Operations” in our latest periodic filing); and

o	$77,000 to be used by us as needed for general working capital and the purchase of inventory for our prosthesises on an ongoing basis.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On or about February 16, 2007, we sold an aggregate of $400,000 in Callable Secured Convertible Notes, which bear interest at the rate of 6% per annum to the Purchasers in connection with a Securities Purchase Agreement entered into with the Purchasers on May 30, 2006. We claim an exemption from registration provided by Rule 506 of Regulation D for the above issuances.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

10.1(1)	Securities Purchase Agreement

10.2(1)	First Closing - Callable Secured Convertible Note with AJW Offshore, Ltd.

10.3(1)	First Closing - Callable Secured Convertible Note with AJW Partners, LLC

10.4(1)	First Closing - Callable Secured Convertible Note with AJW Qualified Partners, LLC

10.5(1)	First Closing - Callable Secured Convertible Note with New Millennium Capital Partners II, LLC

10.6(1)	Stock Purchase Warrant with AJW Offshore, Ltd.

10.7(1)	Stock Purchase Warrant with AJW Partners, LLC

10.8(1)	Stock Purchase Warrant with AJW Qualified Partners, LLC

10.9(1)	Stock Purchase Warrant with New Millennium Capital Partners II, LLC

10.10(1)	Security Agreement

10.11(1)	Intellectual Property Security Agreement

10.12(1)	Registration Rights Agreement

10.13*	Second Closing - Callable Secured Convertible Note with AJW Offshore, Ltd.

10.14*	Second Closing - Callable Secured Convertible Note with AJW Partners, LLC

10.15*	Second Closing - Callable Secured Convertible Note with AJW Qualified Partners, LLC

10.16*	Second Closing - Callable Secured Convertible Note with New Millennium Capital Partners II, LLC

* Attached hereto.

(1) Filed as exhibits to our Form 8-K, filed with the commission on June 2, 2006, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDIATRIC PROSTHETICS, INC.

February 23, 2007             /s/ Kenneth W. Bean
                                Kenneth W. Bean,
                                Vice President